LEASES	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
LEASES

10.	LEASES

As of December 31, 2012, the Company leased in 29 vessels on long-term time charters and bareboat charters from third parties and related parties.  One of these long-term charters and bareboat charters is classified as an operating leases and 28 as capital leases. In addition, one vessel is leased on a short-term fixed rate charter, which is classified as an operating lease. The Company's long-term capital leases with Ship Finance and special purpose lessor entities are disclosed in Note 17.

Rental expense
Charter hire payments to third parties for certain contracted-in vessels are accounted for as operating leases. The Company is also committed to make rental payments under operating leases for office premises. The future minimum rental payments under the Company's non-cancellable operating leases are as follows:

(in thousands of $)
Year ending December 31,
2013	6,353
2014	1,941
2015	1,690
2016	147
2017	110
Thereafter	—
Total minimum lease payments	10,241

Total rental expense for operating leases was $40.0 million, $68.1 million and $136.8 million for the years ended December 31, 2012, 2011 and 2010, respectively.

In January 2011, the Company sold the VLCC Front Shanghai and chartered the vessel, which was renamed the Gulf Eyadah, in on a two year time charter at a rate of $35,000 a day. A deferred gain of $7.9 million and $13.8 million was recognized in 2012 and 2011 respectively. The vessel was redelivered to its owner in December 2012. In March 2011, the VLCC Front Eagle, which had been classified as a vessel under a capital lease, was purchased and then sold to a third party with delivery in the second quarter of 2011. The Company chartered back this vessel, which was renamed the DHT Eagle, on a two year time charter at a rate of $32,500 per day. A deferred gain of $7.2 million and $7.5 million was recognized in 2012 and 2011 respectively and a gain of $2.3 million has been deferred and is being amortized over the remaining period of the charter. The VLCC Hampstead was redelivered to its owner in April 2012.

During 2011 and January 2012, the Company redelivered four vessels which had been chartered in under operating leases from special purpose lessor entities which were established and are owned by independent third parties who provide financing through debt and equity participation. Charterhire expenses for these operating leases were $0.04 million, $33.1 million and $37.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Rental income
The minimum future revenues to be received on time and bareboat charters which are accounted for as operating leases and other contractually committed income as of December 31, 2012 are as follows:

(in thousands of $)
2013	35,088
2014	8,780
2015	—
2016	—
2017	—
Thereafter	—
Total minimum lease payments	43,868

The cost and accumulated depreciation of the vessels leased to third parties as of December 31, 2012 were approximately $400.2 million and $141.1 million, respectively, and as of December 31, 2011 were approximately $1,261.6 million and $542.7 million, respectively. None of the vessels currently leased to third parties are leased in on operating leases by the Company.

As of December 31, 2012, the Company leased out seven of its vessels to third parties on time and bareboat charters with initial periods ranging between three years and six years. Six of those leases are classified as operating leases and one is classified as an investment in finance lease.